UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2012

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On December 6, 2012, Harris Corporation (“Harris”) issued a press release announcing the signing of an agreement to sell Harris’ Broadcast Communications Division (“Broadcast Communications”) to an affiliate of The Gores Group, LLC for $225 million, which includes $160 million in cash at closing, a $15 million subordinated promissory note and an earnout of up to $50 million based on future performance.  A copy of the press release is furnished herewith as Exhibit 99.1 to this report and is incorporated herein by reference.  The subordinated promissory note is payable fifteen months after closing, accrues simple annual interest at six percent and is unsecured.  The earnout terms provide that in each of the four calendar years of 2013 through 2016, Harris is entitled to receive a contingent payment in cash equal to twenty percent of the revenue of Broadcast Communications in such calendar year that exceeds a specified target revenue amount (with such target revenue amount subject to reduction for any divestitures of a business, business unit, product line or substantial portion of the consolidated assets of Broadcast Communications).  The contingent payment amount is subject to (i) an annual cap of $25 million in each of such calendar years (with any revenue that would have caused the contingent payment in any such year to exceed such annual cap to be carried forward and credited as revenue in the next year) and (ii) an aggregate cap of $50 million over all four such calendar years.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit
Number	Description
99.1	Press Release, issued by Harris Corporation on December 6, 2012 (furnished pursuant to Item 7.01 and not filed).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

December 6, 2012	By:	Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Harris Corporation on December 6, 2012 (furnished pursuant to Item 7.01 and not filed).